UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 22, 2013
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 22, 2013, the Company’s Board of Directors appointed Richard M. Beyer to the Company’s Board of Directors.  Mr. Beyer was also appointed to the Compensation Committee and the Governance Committee of the Board of Directors.  The full text of the press release issued in connection with the appointment of Mr. Beyer to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 22, 2013, the Company’s Board of Directors amended the Company’s Bylaws to increase the authorized number of directors from six to seven to accommodate appointment of Mr. Beyer to the Company’s Board of Directors.  The Company’s Bylaws, as amended, are attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Fiscal 2012 Annual Meeting of Shareholders was held on January 22, 2013.  At the meeting, the following proposals were submitted to a vote of the shareholders:

Proposal 1

The following nominees for Directors were elected.  Each person elected as a Director will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Name of Nominee	For	Against	Abstain

Robert L. Bailey	711,024,215	5,445,254	932,662
Patrick J. Byrne	684,061,407	32,416,984	923,740
D. Mark Durcan	711,147,613	5,327,681	926,837
Mercedes Johnson	710,896,298	5,574,415	931,418
Lawrence N. Mondry	683,564,060	32,895,726	942,345
Robert E. Switz	709,776,924	6,763,035	862,172

Proposal 2

The proposal by the Company to approve the Amended and Restated 2004 Equity Incentive Plan and to increase the shares reserved for issuance thereunder by 30,000,000 was approved with 621,743,327 votes in favor, 94,936,002 votes against, and 722,802 abstentions.

Proposal 3

The ratification of the appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending August 29, 2013, was approved with 863,745,653 votes in favor, 11,601,239 votes against, and 3,769,661 abstentions.

Proposal 4

The proposal by the Company to approve a non-binding resolution approving the compensation of our Named Executive Officers was approved with 669,828,263 votes in favor, 46,614,529 votes against, and 959,339 abstentions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued on January 22, 2013
99.2	Bylaws of the Registrant, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	January 23, 2013	By:	/s/ Ronald C. Foster
		Name:	Ronald C. Foster
		Title:	Chief Financial Officer and Vice President of Finance

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 22, 2013

Exhibit	Description

99.1	Press Release issued on January 22, 2013
99.2	Bylaws of the Registrant, as amended